UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OCEAN POWER TECHNOLOGIES, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Ocean Power Technologies, Inc., a Delaware corporation (“OPT”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with OPT’s solicitation of proxies from its stockholders in connection with its 2023 Annual Meeting of Stockholders and at any and all adjournments, postponements, continuations, and reschedulings thereof (the “2023 Annual Meeting”).

Letter from OPT to its Stockholders First Made Available on February 12, 2024

Attached hereto is a letter from OPT to its stockholders first made available by OPT on February 12, 2024. The attached letter is being sent from OPT to stockholders that OPT believes, at the time the letter is being sent, have not yet voted their shares of OPT common stock in connection with the 2023 Annual Meeting.

Additional Information and Where to Find It

OPT has filed with the SEC a revised definitive proxy statement on Schedule 14A on December 4, 2023, including a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for the 2023 Annual Meeting. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED DEFINITIVE PROXY STATEMENT (INCLUDING THE SUPPLEMENT THERETO FILED WITH THE SEC ON JANUARY 3, 2024 AND ANY OTHER AMENDMENTS OR SUPPLEMENTS TO OPT’S REVISED DEFINITIVE PROXY STATEMENT) FILED BY OPT AND ANY OTHER RELEVANT DOCUMENTS THAT OPT FILES WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OPT’S SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by OPT free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by OPT are also available free of charge by accessing OPT’s corporate website at www.oceanpowertechnologies.com, by writing to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by contacting OPT at (609) 730-0400.

Certain Participant Information

OPT, its directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by OPT in connection with matters to be considered at the 2023 Annual Meeting. Information about OPT’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in OPT’s revised definitive proxy statement for the 2023 Annual Meeting (including the schedules and appendices thereto), which was filed with the SEC on December 4, 2023. To the extent holdings of OPT securities reported in the revised definitive proxy statement for the 2023 Annual Meeting have changed or subsequently change, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4, or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

TIME IS SHORT AND IMMEDIATE ACTION IS NEEDED!

YOUR SHARES OF OCEAN POWER TECHNOLOGIES, INC.

ARE CURRENTLY UNVOTED

Dear Ocean Power Technologies, Inc. Shareholder,

The reconvened 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”) of Ocean Power Technologies, Inc. (“OPT”) scheduled to be held on February 8, 2024 was adjourned due to the lack of a quorum. The 2023 Annual Meeting will reconvene on Wednesday, February 28, 2024, at 3:00 P.M. Eastern Time, in virtual format only. The adjournment period will allow OPT shareholders additional time to vote on the WHITE proxy cards.

You are receiving this reminder letter because your votes were not yet processed at the time that this letter was mailed. If you have already voted on a WHITE proxy card, we thank you for your vote. If not or if you are unsure if you previously voted, you can ensure your shares are voted at the 2023 Annual Meeting by voting on the enclosed WHITE proxy card. Only the latest-dated proxy card will count.

****PLEASE VOTE ONLY THE WHITE PROXY CARD TODAY****

OPT recommends that you vote the WHITE proxy card TODAY, so your shares can be tabulated prior to the reconvened 2023 Annual Meeting scheduled to be held on February 28, 2024. Instructions on how to vote your shares over the telephone or Internet are enclosed with this letter.

Your vote is extremely important regardless of how many or how few shares you own.

OPT shareholders with any questions or requiring assistance in voting their WHITE proxy card may contact Morrow Sodali, OPT’s proxy solicitation firm, at:

509 Madison Avenue Suite 1206

New York, NY 10022

Shareholders Call Toll Free: (800) 662-5200

Banks, Brokers, Trustees, and Other Nominees Call Collect: (203) 658-9400

Email: OPT@investor.MorrowSodali.com

About Ocean Power Technologies

OPT provides intelligent maritime solutions and services that enable safer, cleaner, and more productive ocean operations for the defense and security, oil and gas, science and research, and offshore wind markets. Our PowerBuoy® platforms provide clean and reliable electric power and real-time data communications for remote maritime and subsea applications. We also provide WAM-V® autonomous surface vessels (ASVs) and marine robotics services. The Company’s headquarters is in Monroe Township, New Jersey and has an additional office in Richmond, California. To learn more, visit www.OceanPowerTechnologies.com.

Important Additional Information And Where To Find It

OPT has filed with the SEC a revised definitive proxy statement on Schedule 14A on December 4, 2023, including a form of WHITE proxy card, and other relevant documents with respect to its solicitation of proxies for OPT’s 2023 Annual Meeting of Shareholders (including any and all adjournments, postponements, continuations, and reschedulings thereof, the “2023 Annual Meeting”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REVISED DEFINITIVE PROXY STATEMENT (INCLUDING THE SUPPLEMENT THERETO FILED WITH THE SEC ON JANUARY 3, 2024 AND ANY OTHER AMENDMENTS OR SUPPLEMENTS TO OPT’S REVISED DEFINITIVE PROXY STATEMENT) FILED BY OPT AND ANY OTHER RELEVANT DOCUMENTS THAT OPT FILES WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT OPT’S SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by OPT free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by OPT are also available free of charge by accessing OPT’s corporate website at www.oceanpowertechnologies.com, by writing to OPT’s Corporate Secretary at Ocean Power Technologies, Inc., 28 Engelhard Drive, Suite B, Monroe Township, NJ 08831, or by contacting OPT at (609) 730-0400.

Certain Participant Information

OPT, its directors, and executive officers may be deemed to be participants in the solicitation of proxies with respect to a solicitation by OPT in connection with matters to be considered at the 2023 Annual Meeting. Information about OPT’s executive officers and directors, including information regarding the direct and indirect interests, by security holdings or otherwise, is available in OPT’s revised definitive proxy statement for the 2023 Annual Meeting (including the schedules and appendices thereto), which was filed with the SEC on December 4, 2023. To the extent holdings of OPT securities reported in the revised definitive proxy statement for the 2023 Annual Meeting have changed or subsequently change, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4, or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.